RIDGEWORTH FUNDS

Supplement dated December 19, 2012 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2012

RidgeWorth Large Cap Core Growth Stock Fund (A, C & I Shares)

This Supplement supersedes the supplement dated November 16, 2012 for the RidgeWorth Large Cap Core Growth Stock Fund (the “Fund”).

The Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) has approved the reorganization of the Fund into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.

After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:

•	the Fund’s primary investment objective is the same as the Acquiring Fund’s investment objective;

•	the Fund’s fundamental and non-fundamental investment limitations are the same as those of the Acquiring Fund;

•	the Fund’s contractual advisory fee and its 12b-1 fee for C Shares are the same as those of the Acquiring Fund;

•

shareholders of the Fund’s A Shares will receive shares of the Acquiring Fund’s A Shares subject to the results of a shareholder vote to approve an increase in the Fund’s 12b-1 fee from 25 basis points to 35 basis points, with a currently authorized fee of 30 basis points;

•	shareholders of the Fund’s C Shares and I Shares will receive shares of the Acquiring Fund’s C Shares and I Shares, respectively;

•	the total expenses of each share class of the Acquiring Fund, including A Shares, are lower than the total expenses of the corresponding share class of the Fund;

•	the reorganization is expected to be a tax-free event to shareholders of the Fund; and

•	economies of scale may result from the reorganization.

The reorganization as described is expected to be effective at the close of business on or about March 1, 2013 (the “Reorganization Date”). At that time, each shareholder of the A, C and I Shares of the Fund will become a shareholder of the Acquiring Fund and will receive corresponding A, C and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization. However, if at a shareholder meeting to be held on February 11, 2013, shareholders of the Fund’s A Shares do not approve the increase in 12b-1 fee to facilitate the reorganization as proposed, the Board will determine what action should be taken.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the Fund’s Prospectus.

Effective on the Reorganization Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RFSP – 153